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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2006


                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                    333-108632                33-1010941
      ----------                   ----------                ----------
    (State Or Other               (Commission              (IRS Employer
    Jurisdiction Of               File Number)           Identification No.)
     Incorporation)

   BATTERSEA STUDIOS,
   80 SILVERTHORNE ROAD, LONDON, UNITED KINGDOM                       SW8 3HE
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                           (Zip Code)


     Registrant's telephone number, including area code: 011 44 20 7498 3377


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

        On December 1, 2006, Stephen Beaumont resigned as President and Chief Executive Officer of Narrowstep Inc. (the "Company").

        On December 1, 2006, the Board of Directors (the "Board") of the Company approved the appointment of David C. McCourt as Interim Chief Executive Officer and Chairman of the Board of the Company. Mr. McCourt has been a director of the Company since June 27, 2006.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit has been filed with this Current Report on
              Form 8-K:

Exhibit 99.1. Press release dated December 1, 2006.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NARROWSTEP INC.


                                 By: /s/ David C. McCourt
                                    ----------------------------------------
                                   Name:  David C. McCourt
                                   Title: Chairman of the Board of Directors
                                          and Interim Chief Executive Officer


Dated:  December 5, 2006